MutualFirst Financial
Symbol: MFSF

KBW 11th Annual Community Bank Investor Conference
July 27, 2010

MutualFirst
Financial, Inc.

Dave Heeter
President and CEO

MutualFirst
Financial, Inc.



Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



Chris Cook SVP, Treasurer & CFO



- 14 Years of Service to MutualBank
  - 3+ as Director of Finance
  - Managed all aspects of accounting operations
- BS in Actuarial Science from BSU
- MBA from BSU
- Certified Public Accountant

MutualBank Today

- Headquartered in Muncie, Indiana
- 121 years of continuous operations
- $1.4 billion in assets
- $1.0 billion in net loans
- Greater than $1.1 billion in deposits
- 430 staff members
- 62,000 households
- Over 165,000 account holders
- 33 full-service financial centers in Delaware, Elkhart, Grant, Kosciusko, Randolph, St. Joseph and Wabash counties
- Trust offices in Hamilton and Montgomery County
- Loan Origination office in Berrien County, Michigan

MutualBank
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Acquisitions

- **2000** – Acquisition of Marion Capital Holdings
- **2005** – Acquisition of Fidelity Federal
- **2008** – Acquisition of MFB Corp.

Vision & Values

MutualFirst
Financial, Inc.

Vision

We help people live better lives.

MutualBank
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Values

- **Character** - As we strive for success, we must exercise the highest standard of ethics. We cannot succeed by dealing under the table or by making end-runs. Integrity is doing the right thing Always.
- **Compassion** - We must always consider the impact of our actions on employees, customers and shareholders in all decisions. We must respect the individual in conducting our business. Compassion builds loyalty in employees and customers.
- **Class** - Brand is everything! We must be known as a credible, competent financial service provider, helping people live better lives. This will be reflected in all activities including our advertising, facilities, all customer communications, and the professionalism of our staff.
- **Competition** - We have to want to win! We cannot have any players that just want to play in the game. Our drive must be to execute our strategy so well that we win the right to control our own destiny.

MutualBank
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Balance Sheet

MutualFirst
Financial, Inc.

Total Assets


$1,500,000
$1,000,000
$500,000
$0
$975,452
$1,384,329
$1,441,894
6/30/08
6/30/09
6/30/10

Shown in thousands.

MutualBank
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Loans


Loans
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
18.44%
27.69%
53.87%
30.45%
24.06%
45.49%
30.87%
23.40%
45.73%
6/30/08
6/30/09
6/30/10
Commercial
Consumer
Mortgage

Mortgage Loans



$498,449
$484,390
$478,311
$470,398
$472,517
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

MutualBank
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Loan Characteristics

- Average Loan - $74,000
- Seasoning – 4.9 years
- Average LTV – 66%
- 715 Average Credit Score

Mortgage Loan Quality



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.82%
0.33%
3.57%
0.18%
3.45%
0.81%
3.03%
0.32%
3.04%
0.17%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
NPL's
NCO's

Consumer Loans



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$264,716
$265,676
$259,788
$248,644
$241,751
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

MutualBank
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Loan Characteristics

- Average Loan - $15,000
- Seasoning – 3.3 years
- Average FICO – 734
- Home Equity - 43.5% of Consumer Portfolio
- RV - 30.0% of Consumer Portfolio
- Boat - 16.8% of Consumer Portfolio

Consumer Loan Quality



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.11%
0.79%
1.34%
0.92%
1.42%
1.12%
0.98%
1.04%
0.83%
1.31%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
NPL's
NCO's

MutualBank
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Commercial Loans



400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
335,098
333,038
337,373
326,194
318,948
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

MutualBank
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Loan Characteristics

- Largest Relationship - $7.3 million
- 6 Relationships > $5 million
- Development & Construction - 10% of total Commercial Portfolio
- Commercial Real Estate – 80% of total Commercial Portfolio

Commercial Loan Quality


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.44%
0.07%
3.44%
0.66%
3.22%
0.19%
2.72%
0.34%
2.53%
1.16%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
NPL's
NCO's

Non-Performing Loans/Loans



3.10%
2.60%
2.10%
1.60%
1.10%
0.60%
2.60%
3.02%
3.03%
2.62%
2.49%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10

MutualBank
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Non-Performing Assets/Assets


3.10%
2.60%
2.10%
1.60%
1.10%
0.60%
2.41%
2.74%
2.86%
2.44%
2.31%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10

MutualBank
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Net Charge Offs/Loans



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.36%
0.50%
0.69%
0.49%
0.74%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10

MutualBank
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Allowance/Total Loans



1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
1.49%
1.54%
1.53%
1.59%
1.58%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

MutualBank
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Investment Portfolio


250,000
200,000
150,000
100,000
50,000
-
54,516
116,623
215,549
6/30/08
6/30/09
6/30/10

MutualBank
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Funding Mix



120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
30.53%
27.75%
23.14%
69.47%
72.25%
76.86%
6/30/08
6/30/09
6/30/10
Deposits
Other Funding

MutualBank
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Deposit Mix



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
64.25%
62.51%
61.20%
35.75%
37.49%
38.80%
6/30/08
6/30/09
6/30/10
Certificates
Non-maturity

MutualBank
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Loan/Deposit Ratio



118%
110%
93%
120%
100%
80%
60%
40%
20%
0%
6/30/08
6/30/09
6/30/10

MutualBank
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Capital as of 6/30/2010

- Tangible Common Equity – 6.94%
- Tier 1 Core Capital – 8.84%
- Risk Based Capital – 12.87%



Capital Purchase Plan

- Repayment through organic capital growth

Income Statement

MutualFirst
Financial, Inc.

Net Interest Income



10,900
10,800
10,700
10,600
10,500
10,400
10,300
10,200
10,100
10,000
9,900
10,312
10,243
10,281
10,488
10,878
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10

Net Interest Margin


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.21%
3.21%
3.24%
3.18%
3.23%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

MutualBank
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Core Non-Interest Income



3,788
3,588
3,372
3,433
3,509
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Excludes security gains/losses.
Shown in thousands.

MutualBank
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Non-Interest Expense



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,310
$10,947
$11,878
$10,334
$10,484
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

Core Efficiency Ratio



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
80.21%
79.15%
87.00%
74.23%
72.87%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Excludes security gains/losses.

MutualBank
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Strategic Direction & Focus

MutualFirst
Financial, Inc.

Wealth Management & Trust

MutualFirst
Financial, Inc.

MutualWealth
Management Group

MutualFinancial
Investment Services

MutualBank
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Managed Assets



550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
460,145
478,463
490,050
502,262
480,500
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

MutualBank
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Total Fees on Managed Assets



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$796
$659
$788
$883
$1,040
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Shown in thousands.

MutualBank Franchise Footprint

Full Service Financial Center

MutualWealth Office

Lending Office


Michigan / Indiana
Berrien
St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

MutualBank

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Map of Opportunity

- Organic
- FDIC Assisted Acquisitions


Berrien
Michigan / Indiana
St Joseph
Elkhart
Lake
Porter
Kosciusko
Allen
Newton
Jasper
Wabash
Grant
Tippecanoe
Delaware
Randolph
Montgomery
Hamilton
Marion

MutualBank
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Market Comparisons

MutualFirst
Financial, Inc.

Return on Assets


0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
0.37%
-2.04%
0.35%
-1.61%
-0.34%
-1.59%
0.37%
-0.50%
0.48%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10
MFSF
Peer

Peer=SNL microcap bank & thrift index

MutualBank
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Return on Equity


10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
4.06%
-20.68%
3.83%
-18.54%
-3.62%
-17.98%
4.12%
-4.99%
5.66%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10
MFSF
Peer

Peer=SNL microcap bank & thrift index

MutualBank
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Non-Performing Assets/Assets



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.56%
4.63%
4.76%
4.82%
2.41%
2.74%
2.86%
2.44%
2.31%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10
MFSF
Peer

Peer=SNL microcap bank & thrift index

MutualBank
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Net Charge Offs/Loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.36%
2.28%
0.50%
1.96%
0.69%
2.86%
0.49%
1.67%
0.74%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10
MFSF
Peer

Peer=SNL microcap bank & thrift index

MutualBank
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Price to Tangible Book



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
68.5%
71.8%
93.9%
52.8%
72.8%
94.5%
45.3%
71.9%
86.9%
49.9%
75.6%
95.6%
48.3%
73.9%
92.4%
2nd Qtr '09
3rd Qtr '09
4th Qtr '09
1st Qtr '10
2nd Qtr '10
MFSF
KBW Thrift
KBW Bank

MutualBank
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THANK YOU

MutualFirst
Financial, Inc.